THE ROYAL BANK OF SCOTLAND PLC

To:            RFMSI Series 2007-S4 Trust,
               acting through Deutsche Bank Trust Company Americas
               not in its individual capacity but solely in its capacity as Trustee for the benefit of RFMSI Series 2007-S4 Trust

               1761 East St. Andrew Place
               Santa Ana, California 92705

Attn:          RFMSI 2007-S4
               Trust Administration
Telephone:     714-247-6000
Fax:           714-656-2625

Cc:            Marguerite Steffes
Fax:           952-352-0528

From:          The Royal Bank of Scotland plc
               c/o RBS Financial Markets
               Level 4, 135 Bishopsgate
               London  EC2M 3UR

Attn:          Swaps Administration
Telephone      44-207-085-5000
Fax:           44-207-085-5050

Copy to:       Greenwich Capital Markets, Inc.
               600 Steamboat Road
               Greenwich, CT  06830

Attn:          Legal Department - Derivatives Documentation
Telephone      203-618-2531/32
Fax:           203-618-2533/34

Date:          April 27, 2007

Our Reference Number:        IRG16261723.2A/2B
Re:                          Interest Rate Cap Corridor Transaction

Dear Sir/Madam,

The  purpose  of  this  letter  agreement  is to  confirm  the  terms  and  conditions  of the transaction  entered into between  RFMSI Series  2007-S4  Trust acting  through  Deutsche Bank
Trust  Company  Americas,  not in its  individual  capacity,  but  solely as  Trustee  for the benefit of RFMSI Series  2007-S4 Trust and The Royal Bank of Scotland  plc, a company  limited by  shares  incorporated  under  the  laws of  Scotland  (each a  "PARTY"  and  together  "THE parties")  on the Trade  Date  specified  below (the  "TRANSACTION").  This  letter  agreement constitutes  a  "CONFIRMATION"  as  referred  to in the ISDA  Master  Agreement  specified  in paragraph  1 below.  In this  Confirmation,  "PARTY A" means The Royal Bank of  Scotland  plc, and "PARTY B" means RFMSI Series  2007-S4  Trust acting  through  Deutsche  Bank Trust Company
Americas,  not in its  individual  capacity,  but solely as Trustee  for the  benefit of RFMSI
Series 2007-S4 Trust.

        The definitions and provisions  contained in the 2000 ISDA  Definitions,  as published by the  International  Swaps  and  Derivatives  Association,  Inc.  (the  "DEFINITIONS"),  are
incorporated  into  this  Confirmation.   In  the  event  of  any  inconsistency  between  the
Definitions and this Confirmation, this Confirmation will govern.

        Other  capitalized  terms  used  herein  (but not  otherwise  defined)  shall have the meaning  specified  in that  certain  Series  Supplement,  dated as of April 1, 2007,  and the
Standard  Terms  of  the  Pooling  and  Servicing  Agreement,   dated  as  of  April  1,  2007
(collectively,  the Pooling and  Servicing  Agreement),  among  Residential  Funding  Mortgage
Securities I, Inc., as Depositor,  Residential Funding  Corporation,  as Master Servicer,  and
Deutsche Bank Trust Company Americas, as Trustee (the "TRUSTEE").

1.      This  Confirmation  evidences a complete binding  agreement  between the parties as to the terms of the  Transaction to which this  Confirmation  relates.  In addition,  the parties agree that for the purposes of this Transaction,  this  Confirmation  will supplement,  form a part  of,  and be  subject  to an  agreement  in the form of the 1992  ISDA  Master  Agreement
(Multicurrency-Cross  Border) as if the parties had  executed an  agreement  in such form (but without  any  Schedule  except  for  the  elections  noted  below)  on the  Trade  Date of the
Transaction   (such   agreement,   the  "FORM  MASTER   AGREEMENT").   In  the  event  of  any
inconsistency  between the  provisions  of the Form Master  Agreement  and this  Confirmation, this Confirmation will prevail for the purpose of this Transaction.

        Each party  represents to the other party and will be deemed to represent to the other party on the date on which it enters into this  Transaction  that (absent a written  agreement between the parties that expressly  imposes  affirmative  obligations to the contrary for that
Transaction):

        (a)    NON-RELIANCE.  Each party has made its own independent  decisions to enter into this  Transaction  and as to whether this  Transaction  is  appropriate or proper for it based upon its own judgment  and upon advice from such  advisors as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the other party as  investment  advice or as a recommendation  to enter into this  Transaction;  it being understood that information and  explanations  related  to the  terms  and  conditions  of this  Transaction  shall not be considered  investment  advice or a recommendation  to enter into this  Transaction.  Further, such  party  has not  received  from the other  party any  assurance  or  guarantee  as to the expected results of this Transaction.  Notwithstanding the foregoing,  in the case of Party B, it has entered  into this  Transaction  pursuant to the  direction  received by it pursuant to the Pooling and Servicing Agreement.

        (b)    EVALUATION AND  UNDERSTANDING.  It is capable of evaluating  and  understanding
(on its own behalf or through independent  professional  advice), and understands and accepts, the terms,  conditions  and risks of this  Transaction.  It is also capable of  assuming,  and assumes,  the  financial and other risks of this  Transaction  and, in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

        (c)    STATUS OF  PARTIES.  The other  party is not acting as an agent,  fiduciary  or advisor for it in respect of this Transaction.

2.      The terms of the  particular  Transaction  to which this  Confirmation  relates are as follows:

  Notional Amount:                  With  respect  to any  Calculation  Period,  the amount as set forth in  Exhibit  I,  which is  attached  hereto  and incorporated by reference into this Confirmation.

  Trade Date:                       April 17, 2007

   Effective Date:                  April 25, 2007

Termination Date:                   July 25, 2011

FIXED AMOUNTS:

   Fixed Rate Payer:                Greenwich Capital Markets, Inc. on behalf of Party B

   Fixed Rate Payer
   Payment Date:                    April 27, 2007

   Fixed Amount:                    USD 174,000

FLOATING AMOUNTS:                   To  be  determined   in  accordance   with  the  following
                                    formula:  Greater of (i) (Floating  Rate minus Cap Rate) *
                                    Notional  Amount * Floating Rate Day Count  Fraction,  and
                                    (ii) zero.

   Floating Rate Payer:             Party A

   Cap Rate:                        5.40%

   Floating Rate Payer
  Payment Dates:                    Applicable,  1 Business  Day prior to each  Floating  Rate
                                    Payer Period End Date.

   Floating Rate Payer
   Period End Dates:                The 25th of each  Month,  commencing  on May 25,  2007 and ending  on the  Termination  Date  with no  adjustment  to
                                    Floating Rate Payer Period End Dates.

  Floating Rate Option:             USD-LIBOR-BBA,  provided,  however,  that if the  Floating
                                    Rate  determined  from such  Floating  Rate Option for any
                                    Calculation  Period is  greater  than  8.90% per annum for such Calculation  Period,  then the Floating Rate for such
                                    Calculation  Period  shall be  deemed to be equal to 8.90%
                                    per annum.

   Designated Maturity:             1 Month

   Spread:                          None

   Floating Rate Day
   Count Fraction:                  30/360

   Reset Dates:                     First day of each Calculation Period.

   Business Days:                   New York

3.      FORM MASTER AGREEMENT.

        (a)    "SPECIFIED  ENTITY"  means,  in relation to Party A, for the purpose of Section
5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

        (b)    "SPECIFIED  ENTITY"  means,  in relation to Party B, for the purpose of Section
5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

        (c)    "SPECIFIED  TRANSACTION"  will have the meaning  specified in Section 14 of the
Form Master Agreement.

        (d)    The  "CREDIT  EVENT UPON  MERGER"  provisions  of Section  5(b)(iv) of the Form
Master Agreement will not apply to Party A or to Party B.

        (e)    The "AUTOMATIC EARLY TERMINATION"  provision of Section 6(a) of the Form Master
Agreement will not apply to Party A or to Party B.

        (f)    The Form Master  Agreement  will be governed by, and  construed  in  accordance with, the laws of the State of New York without  reference to its conflict of laws  provisions
(except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

        (g)    The phrase "TERMINATION CURRENCY" means United States Dollars.

        (h)    For the purpose of Section 6(e) of the Form Master Agreement,  Market Quotation
and Second Method will apply.

        (i)    The Events of Default specified under Sections 5(a)(ii),  5(a)(iii),  5(a)(iv),
5(a)(v) and  5(a)(vi) of the Form  Master  Agreement  will not apply to Party A or to Party B.
With  respect  to Party B only,  the  provisions  of  Section  5(a)(vii)  clause 2 will not be applicable.

        Without  affecting  the  provisions  of  the  Form  Master  Agreement   requiring  the
calculation of certain net payment  amounts,  as a result of an Event of Default or Additional
Termination Event or otherwise,  each party irrevocably  waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any obligation  between it and the other party under any other agreements.

4.      RECORDING OF CONVERSATIONS.

        Each  party to this  Transaction  acknowledges  and agrees to the tape  (and/or  other electronic)  recording of  conversations  between the parties to this  Transaction  whether by one or other or both of the parties or their agents.

5.      CREDIT SUPPORT DOCUMENT.

        In relation to Party A: Not Applicable.
        In relation to Party B: Not Applicable.

6.      CREDIT SUPPORT PROVIDER.

        In relation to Party A: Not Applicable.
        In relation to Party B: Not Applicable.

7.      ACCOUNT DETAILS.

             Account for payments to Party A:

             For the account of the Royal Bank of Scotland
             Financial Markets Fixed Income and Interest Rate
             Derivative Operations, London
             SWIFT RBOSGB2RTCM

             with JPMorgan Chase Bank, New York
             CHASUS33
             ABA Number: 021000021
             Account Number: 400930153

             Account for payments to Party B:

             Deutsche Bank Trust Company Americas
             ABA Number: 021001033
             Account Number: 01419663
             Reference: RFMSI Series 2007-S4

8.      OFFICES.

        The Office of Party A for this Transaction is:    London

        The Office of Party B for this Transaction is:    Santa Ana, CA

9.      ADDITIONAL PROVISIONS.

        (a)    Fully-Paid  Transactions.  Notwithstanding the terms of Sections 5 and 6 of the
Form  Master  Agreement,  if at any time and so long as one of the  parties to the Form Master
Agreement  ("X") shall have satisfied in full all its payment and delivery  obligations  under
Section  2(a)(i) of the Form Master  Agreement and shall at the time have no future payment or delivery  obligations,  whether  absolute or contingent,  under such Section,  then unless the other  party  ("Y")  is  required  pursuant  to  appropriate  proceedings  to  return  to X or otherwise  returns to X (upon  demand of X, or  otherwise)  any portion of any such payment or delivery:  (i) the  occurrence  of an event  described  in  Section  5(a),  excluding  Section
5(a)(vii),  of the Form Master  Agreement  with respect to X shall not  constitute an Event of
Default or a Potential  Event of Default with respect to X as the Defaulting  Party;  and (ii)
Y shall be entitled to  designate an Early  Termination  Date (a) pursuant to Section 10 below and/or  (b)  pursuant  to  Section  6 of the Form  Master  Agreement  only as a result  of the occurrence of a  Termination  Event set forth in Sections  5(b)(i),  5(b)(ii) and 5(b)(iii) of the Form Master Agreement with respect to Y as the Affected Party.

        (b)    If a Ratings  Event (as defined  below)  occurs with respect to Party A (or any applicable  credit  support  provider),  then Party A shall,  within (30) days of such Ratings
Event  subject to the Rating  Agency  Condition  (as  hereinafter  defined) at its own expense
(unless,  within 30 days of such Ratings  Event,  each of Standard  and Poor's,  a Division of
McGraw-Hill  Companies,  Inc. ("S&P"),  Moody's Investors Service,  Inc. ("MOODY'S") and Fitch
Ratings  ("FITCH") (each a "RATING  AGENCY") has  reconfirmed  the rating of the  Certificates which was in effect  immediately  prior to such Ratings  Event),  (i) assign this  Transaction hereunder  to a third  party  that  meets or  exceeds,  or as to which any  applicable  credit support  provider of such third party meets or exceeds,  the Approved  Ratings  Thresholds (as defined below) on terms  substantially  similar to this  Confirmation,  (ii) obtain a guaranty of Party A's obligations  under this  Transaction from a third party that meets or exceeds the
Approved Ratings  Threshold,  in form and substance or (iii) post collateral.  For purposes of this  Transaction,  a "RATINGS  EVENT" shall occur with respect to Party A (or any  applicable credit support provider),  if its short-term  unsecured and  unsubordinated  debt ceases to be rated at least "F-1" by Fitch  (including in connection with a merger,  consolidation or other similar  transaction by Party A or any applicable credit support  provider's) or its long-term unsecured and  unsubordinated  debt is rated "A-1 On Watch for  Downgrade" or lower by Moody's or its short-term  unsecured and  unsubordinated  debt is rated "P1 On Watch for Downgrade" or
lower  by  Moody's  such  ratings  being   referred  to  herein  as  the   "APPROVED   RATINGS
Thresholds."  If (a)  Party  A's (or  any  applicable  credit  support  provider's)  long-term unsecured  and  unsubordinated  debt  ceases to be rated at least  "BBB-" or Party A's (or any applicable credit support provider's)  short-term  unsecured and unsubordinated debt ceases to be rated at least  "A-3" or is  withdrawn  by S&P or (b) Party A's (or any  applicable  credit support  provider's)  long-term unsecured and unsubordinated debt is rated at "A3" or lower or
Party  A's  (or  any  applicable   credit  support   provider's)   short-term   unsecured  and
unsubordinated  debt is rated "P2" or lower by Moody's  then Party A shall,  within  (10) days of such  downgrade or  withdrawal,  subject to the Rating  Agency  Condition  (as  hereinafter defined) an date its own expense (i) assign this  Transaction  hereunder to a third party that meets or exceeds,  or as to which any applicable  credit support  provider of such third party meets or exceeds,  the Approved  Ratings  Thresholds  on terms  substantially  similar to this
Confirmation or (ii) obtain a guaranty of Party A's obligations  under this  Transaction  from a  third  party  that  meets  or  exceeds  the  Approved  Ratings  Threshold.  "RATING  AGENCY
Condition"  means,  with respect to any  particular  proposed act or omission to act hereunder that the party  acting or failing to act must consult  with each of the Rating  Agencies  then providing a rating of the  Certificates  and receive from each of the Rating  Agencies a prior written  confirmation  that the  proposed  action or inaction  would not cause a downgrade  or withdrawal of the then-current rating of the Certificates.

10.     ADDITIONAL TERMINATION EVENT.

        The  failure  by Party A to comply  with  Section  9(b)  hereof  shall  constitute  an
Additional Termination Event for which Party A shall be the sole Affected Party.

11.     WAIVER OF RIGHT TO TRIAL BY JURY.

        EACH PARTY HEREBY  IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT
TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

12.     ELIGIBLE CONTRACT PARTICIPANT.

        Each  party  represents  to  the  other  party  that  it  is  an  "eligible   contract
participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

13.     NOTICE BY FACSIMILE TRANSMISSION.

        Section  12(a)  of the Form  Master  Agreement  is  hereby  amended  by  deleting  the parenthetical  "(except that a notice or other  communication  under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

14.     [RESERVED].

15.     MULTIBRANCH PARTY.

        For  purpose  of  Section  10(c)  of the  Form  Master  Agreement:  (a)  Party  A is a
Multibranch  Party,  and may act  through  its London  Office or such  other  Office as may be agreed  to by the  parties  in  connection  with  a  Transaction;  and  (b)  Party  B is not a
Multibranch Party.

16.     USA PATRIOT ACT NOTICE.

        Party A hereby  notifies Party B that pursuant to the  requirements of the USA Patriot
Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "PATRIOT  ACT"),  it is  required  to  obtain,  verify  and  record  information  that  identifies  Party B,  which information  includes  the name and address of Party B and other  information  that will allow
Party A to identify  Party B in  accordance  with the Patriot  Act.  Upon  request by Party A,
Party B shall promptly provide such information.

        In order to comply with laws,  rules,  regulations and executive orders in effect from time to time  applicable to banking  institutions,  including those relating to the funding of terrorist  activities  and money  laundering  ("APPLICABLE  LAW"),  the Trustee is required to obtain,  verify and record  certain  information  relating to  individuals  and entities which maintain a business  relationship  with the Trustee.  Accordingly,  each of the parties agrees to provide to the Trustee  upon its  request  from time to time such  identifying  information and  documentation  as may be  available  for such  party in order to enable  the  Trustee  to comply with applicable law.

17.     OTHER PROVISIONS.

        (a)    Calculation Agent.  If applicable, the Calculation Agent is Party A.

        (b)    Addresses for notices.

               With respect to Party A, at the address set forth on the first page of this
               Confirmation.

               In addition, with respect to notices provided to Sections 5 and 6 of the Form
               Master Agreement, notice shall be provided to:

               Address:      The Royal Bank of Scotland plc
                             c/o RBS Financial Markets
                             Level 7, 135 Bishopsgate
                             London  EC2M 3UR

                             Attn: Head of Legal, Financial Markets
                             Telephone:  44-207-085-5000
                             Fax:  44-207-085-8411

               With a copy to:

                             Greenwich Capital Markets, Inc.
                             600 Steamboat Road
                             Greenwich, CT  06830

                             Attn:  Legal Department - Derivatives Documentation
                             Telephone:  203-618-2531/32
                             Fax: 203-618-2533/34

               With respect to Party B:

               Address:      RFMSI Series 2007-S4 Trust
                             c/o Deutsche Bank Trust Company Americas
                             Corporate Trust Office,
                             1761 East St. Andrew Place
                             Santa Ana, CA 92705
                             Facsimile No.: 714-656-2625
                             Telephone No: 714-247-6000

               with a copy to:

               Address:      Residential Funding Company LLC
                             8400 Normandale Lake Blvd.
                             Minneapolis, MN 55437
                             Attention: Marguerite Steffes
                             Facsimile No.: 952-352-0528
                             Telephone No: 952-857-6484 (For all purposes)

        (c)    For the  purpose of Section  13(c) of the Form  Master  Agreement:  (i) Party A
appoints  as its  Process  Agent,  not  applicable;  and (ii) Party B appoints  as its Process
Agent, not applicable.

        (d)    Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

        (e)    This Transaction  shall not be amended or modified  pursuant to Section 9(b) of the Form Master Agreement unless the Rating Agency Condition is satisfied.

        (f)    Payer  Representations.  For the  purpose  of Section  3(e) of the Form  Master
Agreement, Party A and Party B make the following representation:

        It is not required by any applicable  law, as modified by the practice of any relevant governmental  revenue  authority,  of any  Relevant  Jurisdiction  to make  any  deduction  or withholding  for or on account of any Tax from any payment  (other than interest under Section
2(e),  6(d)(ii),  or 6(e) of the Form  Master  Agreement)  to be made by it to the other party under  the Form  Master  Agreement.  In  making  this  representation,  it may rely on (i) the accuracy of any  representations  made by the other party pursuant to Section 3(f) of the Form
Master  Agreement,  (ii) the  satisfaction  of the agreement  contained in Section  4(a)(i) or
4(a)(iii) of the Form Master  Agreement,  and the accuracy and  effectiveness  of any document provided  by the other  party  pursuant  to Section  4(a)(i) or  4(a)(iii)  of the Form Master
Agreement,  and (iii) the  satisfaction  of the  agreement  of the other  party  contained  in
Section  4(d) of the Form  Master  Agreement,  provided  that it shall not be a breach of this representation  where  reliance  is placed on clause (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii) by reason of material  prejudice to its legal or commercial position.

        (g)    Payee  Representations.  For the  purpose  of Section  3(f) of the Form  Master
Agreement, Party A and Party B make the following representations:

        Party A represents that:

               (i)    It is a tax resident of the United Kingdom.

               (ii)   It is a "foreign  "person"  within the  meaning of the  applicable  U.S.
        Treasury Regulations  concerning  information reporting and backup withholding tax (as in effect on January 1, 2001),  unless Party A provides written notice to Party B that it is no longer a foreign person.

               (iii)  In  respect  of each  Transaction  it enters  into  through an office or discretionary  agent in the United States or which otherwise is allocated (in whole or part) for United  States  federal  income tax purposes to such United  States trade or business,  each payment  received or to be received by it under such  Transaction  (or portion thereof,  if applicable)  will be effectively  connected with its conduct of a trade or business in the United States; and

               (iv)   In  respect  of all other  Transactions  or  portions  thereof,  no such payment  received  or to be  received  by it in  connection  with  this  Agreement  is
        attributable   to  a  trade  or  business   carried  on  by  it  through  a  permanent
        establishment in the United States.

        Party B represents that Deutsche Bank Trust Company  Americas is the Trustee under the
Pooling and Servicing  Agreement.  Deutsche Bank Trust Company Americas  represents that it is directed  pursuant  to the  Pooling  and  Servicing  Agreement  to enter  into this  Agreement
(including  the  Form  Master  Agreement)  and  to  perform  its  obligations  hereunder  (and thereunder).

        (h)    For the purpose of Section 4(a)(i) and (ii) of the Form Master Agreement,  each
Party agrees to deliver the following documents as applicable:

(a)     Tax forms, documents or certificates to be delivered are:-

---------------------------------------------- ---------------------------------------- -----------------------------------------
          PARTY REQUIRED TO DELIVER
                  DOCUMENT                            FORM/DOCUMENT/CERTIFICATE                DATE BY WHICH TO DELIVERED
============================================== ======================================== =========================================
============================================== ======================================== =========================================
Party B.                                       An executed U.S. Internal Revenue        Promptly after the earlier of (i)
                                               Service Form W-9 (or any successor       reasonable demand by Party A or (ii)
                                               thereto).                                upon actual knowledge that any such
                                                                                        form is required or that such form
                                                                                        previously provided to Party A has
                                                                                        become obsolete or incorrect.
---------------------------------------------- ---------------------------------------- -----------------------------------------

(b)     Other documents to be delivered are:

----------------------------- -------------------------------------------- ----------------------------- --------------------------
 PARTY REQUIRED TO DELIVER                  FORM/DOCUMENT/                     DATE BY WHICH TO BE        COVERED BY SECTION 3(D)
          DOCUMENT                            CERTIFICATE                           DELIVERED                 REPRESENTATION
============================= ============================================ ============================= ==========================
----------------------------- -------------------------------------------- ----------------------------- --------------------------
Party A and Party B.          Incumbency certificate or other documents    Concurrently with the                   Yes.
                              evidencing the authority of the party        execution of this agreement
                              entering into this agreement or any other    or of any other documents
                              document executed in connection with this    executed in connection with
                              agreement.                                   this agreement.

----------------------------- -------------------------------------------- ----------------------------- --------------------------
Party B.                      Each report required to be delivered by      Upon availability, and such             Yes.
                              Party B under the terms of the Pooling and   delivery shall be satisfied
                              Servicing Agreement.                         by posting such report on
                                                                           Party B's website
                                                                           www.tss.db.com/invr
----------------------------- -------------------------------------------- ----------------------------- --------------------------
Party A and Party B.          Legal opinion from counsel for each party    Concurrently with the                    No.
                              concerning due authorization,                execution of this
                              enforceability and related matters,          agreement, or with respect
                              addressed to the other party and             to Party A, within 2 New
                              acceptable to the other party.               York Business Days of the
                                                                           execution of this agreement.
----------------------------- ------------------------------------------- ----------------------------- ---------------------------
Party A, RFC and RFMSI.       Indemnification agreement executed by       Concurrently with printing               No.
                              Party A, RFC and RFMSI with respect to      of any prospectus
                              information included in any prospectus      supplement related to the
                              supplement related to the Class A-5         Class A-5 Certificates.
                              Certificates.
----------------------------- ------------------------------------------- ----------------------------- ---------------------------
Party A                       Any document required to be delivered       As provided for in section               Yes.
                              pursuant to section 18 of this              18
                              Confirmation within the Response Period
                              set forth in section 18
----------------------------- ------------------------------------------- ----------------------------- ---------------------------

        (i)    "AFFILIATE"  will have the meaning  specified  in Section 14 of the Form Master
Agreement;  provided,  however,  that Party B shall be deemed not to have any  Affiliates  for purposes of this Transaction.

        (j)    Party A hereby agrees that it will not,  prior to the date that is one year and one day (or, if longer,  the applicable  preference  period) after all  Certificates  (as such term is defined in the  Pooling  and  Servicing  Agreement)  issued by Party B pursuant to the
Pooling and  Servicing  Agreement  have been paid in full,  acquiesce,  petition or  otherwise invoke or cause Party B to invoke the process of any court or  governmental  authority for the purpose  of  commencing  or  sustaining  a case  against  Party B under any  federal  or state bankruptcy,  insolvency  or  similar  law  or  for  the  purpose  of  appointing  a  receiver, liquidator,  assignee, trustee, custodian,  sequestrator or other similar official for Party B or any  substantial  part of the  property  of Party B, or for the  purpose  of  ordering  the winding up or  liquidation  of the affairs of Party B. Nothing  herein shall  prevent  Party A from participating in any such proceeding once commenced.

        (k)    Notwithstanding  anything  herein to the contrary,  it is expressly  understood and agreed by the parties  hereto that (i) this  Confirmation  is executed  and  delivered  by
Deutsche Bank Trust Company  Americas,  not  individually  or personally but solely as trustee
("TRUSTEE")  for the benefit of the RFMSI Series 2007-S4 Trust,  in the exercise of the powers and authority conferred and vested in it, (ii) each of the  representations,  undertakings and agreements  herein  made on the part of the  Trustee  is made  and  intended  not as  personal representations,  undertakings  and agreements by the Trustee but is made and intended for the purpose of binding  only the  Trustee,  for the  benefit of the RFMSI  Series  2007-S4  Trust,
(iii)  nothing  herein  contained  shall be construed  as creating  any  liability on Trustee, individually  or personally,  to perform any covenant  either  expressed or implied  contained herein,  all such liability,  if any, being expressly  waived by the parties hereto and by any
Person  claiming  by,  through or under the parties  hereto,  and (iv) under no  circumstances shall the  Trustee be  personally  liable for the payment of any  indebtedness  or expenses of the  Trustee  or be  liable  for the  breach or  failure  of any  obligation,  representation, warranty  or  covenant  made or  undertaken  by the  Trustee  hereunder  or any other  related documents.

        (l)    The Form Master Agreement is hereby amended as follows:

        The word "third"  shall be replaced by the word  "second" in the third line of Section
5(a)(i) of the Form Master Agreement.

        (m)    Severability.   If  any  term,  provision,   covenant,  or  condition  of  this
Agreement,  or the  application  thereof  to any  party or  circumstance,  shall be held to be invalid  or  unenforceable  (in  whole  or in  part)  for any  reason,  the  remaining  terms, provisions,  covenants,  and  conditions  hereof shall continue in full force and effect as if this  Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this  Agreement as so modified  continues to express,  without  material  change,  the original  intentions  of the  parties  as to the  subject  matter  of this  Agreement  and the deletion  of such  portion of this  Agreement  will not  substantially  impair the  respective benefits or expectations of the parties.

        The  parties  shall  endeavor  to engage in good faith  negotiations  to  replace  any invalid or unenforceable  term,  provision,  covenant or condition with a valid or enforceable term,  provision,  covenant  or  condition,  the  economic  effect of which  comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

        (n)    Notwithstanding  anything to the contrary contained herein,  none of Party B or any of its  officers,  directors,  or  shareholders  (the  "NON-RECOURSE  PARTIES")  shall  be personally  liable for the payment by or on behalf of RFMSI Series  2007-S4  Trust  hereunder, and Party A shall be limited to a  proceeding  against  the  collateral  or against  any other third  party  other  than the  Non-recourse  Parties,  and Party A shall not have the right to proceed  directly  against  RFMSI Series  2007-S4 Trust for the  satisfaction  of any monetary claim  against  the  Non-recourse  Parties  or for any  deficiency  judgment  remaining  after foreclosure of any property  included in such  collateral and following the realization of the collateral, any claims of Party A shall be extinguished.

18.     COMPLIANCE WITH REGULATION AB.

        (a)    Party A has been  advised  that  Residential  Funding  Company  LLC ("RFC") and
Residential  Funding  Mortgage  Securities I, Inc.  ("RFMSI") are required under Regulation AB under  the  Securities  Act of 1933  and the  Securities  Exchange  Act of  1934,  as  amended
("REGULATION  AB"), to disclose certain financial  information  regarding Party A depending on the applicable  "significance  percentage" of this  Confirmation,  as calculated  from time to time in accordance with Item 1115 of Regulation AB.

        (b)    It shall be a Cap  Disclosure  event ("CAP  DISCLOSURE  EVENT") if, at any time after the date hereof  while RFC and RFMSI have  reporting  obligations  with  respect to this
Transaction  pursuant  to  Regulation  AB, RFC or RFMSI  notifies  Party A that the  aggregate
"significance  percentage"  (calculated  in  accordance  with the  provisions  of Item 1115 of
Regulation  AB) of all  derivative  instruments  provided by Party A and any of its affiliates to Party B  (collectively, the "AGGREGATE SIGNIFICANCE PERCENTAGE") is 9% or more.

        (c)    Upon  the  occurrence  of a Cap  Disclosure  Event  while  RFC  or  RFMSI  have reporting  obligations  with respect to this  Transaction  pursuant to Regulation AB, Party A, at its own cost and  expense  (and  without  any  expense or  liability  to RFC,  RFMSI or the
Trustee) shall take one of the following actions:

               (i)    provide to RFC and RFMSI: (x) if the Aggregate  Significance  Percentage
               is 9% or more,  but less than  10%,  within  twenty-five  (25)  Business  Days, either, at the sole discretion of Party A, the information  required under Item
               1115(b)(1)  or  Item   1115(b)(2)  of  Regulation  AB,  (y)  if  the  Aggregate
               Significance  Percentage  is 10% or more,  but less than 20%,  within  five (5)
               Business  Days,  either,  at the sole  discretion  of Party A, the  information required  under Item  1115(b)(1) or Item  1115(b)(2) of Regulation AB or (z) if
               the Aggregate Significance  Percentage is 20% or more, within five (5) Business
               Days, the information required under Item 1115(b)(2) of Regulation AB; or

               (ii)   assign its rights and delegate its  obligations  under this  Transaction to a counterparty with the Approved Ratings  Thresholds (or which satisfies the
               Rating  Agency  Condition),  that (x)  provides  the  information  specified in clause  (c)(i)  above  to RFC and  RFMSI  and  (y)  enters  into  documentation substantially  similar to the  documentation  then in place between Party A and
               Party B.

         (d)   For so long as the  Aggregate  Significance  Percentage  is 10% or more RFC and
RFMSI have reporting  obligations with respect to this Transaction,  Party A shall provide any updates to the  information  provided  pursuant to clause (c)(i) above to RFC and RFMSI within ten (10) Business Days following the  availability  thereof (but in no event more than 60 days after the end of each of Party A's fiscal  quarter for any quarterly  update,  and in no event more than 90 days after the end of Party A's fiscal year for any annual update).

        (e)    All  information  provided  pursuant to clause (c) shall be in a form  suitable for  conversion to the format  required for filing by the Depositor  with the  Commission  via the Electronic  Data Gathering and Retrieval  System (EDGAR).  The parties hereto  acknowledge that  electronic  files in Adobe Acrobat format will be deemed to satisfy the  requirements of this  Paragraph 19. In addition,  any such  information,  if audited,  shall be accompanied by any necessary  auditor's  consents or, if such information is unaudited,  shall be accompanied by an appropriate  agreed-upon  procedures letter from Party A's Accountants.  If permitted by
Regulation  AB, any such  information  may be provided by  reference  to or  incorporation  by reference from reports filed pursuant to the Exchange Act.

                         [remainder of page intentionally left blank]

Please  confirm  that the  foregoing  correctly  sets  forth the terms and  conditions  of our agreement by  returning  within three (3) Business  Days via  telecopier  an executed  copy of this  Confirmation  to us.  Failure  to  respond  within  such  period  shall not  affect  the validity or enforceability of this Transaction.

Yours sincerely,

THE ROYAL BANK OF SCOTLAND PLC

By: Greenwich Capital Markets, Inc., its agent

By: /s/ Deborah Pfeifer
        Name:  Deborah Pfeifer
        Title:  Vice President

Confirmed as of the date above:

RFMSI Series 2007-S4 Trust

By: Deutsche Bank Trust Company Americas not in its individual capacity but solely in its capacity as Trustee for the benefit of RFMSI 2007-S4 Trust

By: /s/ Mei Nghia
        Name: Mei Nghia
        Title: Authorized Signer

                                EXHIBIT I TO THE CONFIRMATION

                  For the Calculation Periods                  Notional Amount
       From and including:        To but excluding:               in USD:

April 25, 2007                    May 25, 2007                60,860,000.00
May 25, 2007                     June 25, 2007                60,836,195.84
June 25, 2007                    July 25, 2007                60,796,396.05
July 25, 2007                    August 25, 2007              60,444,285.44
August 25, 2007                  September 25, 2007           60,011,975.06
September 25, 2007               October 25, 2007             59,499,861.93
October 25, 2007                 November 25, 2007            58,908,537.97
November 25, 2007                December 25, 2007            58,238,790.58
December 25, 2007                January 25, 2008             57,491,602.50
January 25, 2008                 February 25, 2008            56,668,151.10
February 25, 2008                March 25, 2008               55,769,807.04
March 25, 2008                   April 25, 2008               54,798,132.23
April 25, 2008                   May 25, 2008                 53,754,877.24
May 25, 2008                     June 25, 2008                52,641,977.94
June 25, 2008                    July 25, 2008                51,461,551.67
July 25, 2008                    August 25, 2008              50,215,892.60
August 25, 2008                  September 25, 2008           48,907,466.55
September 25, 2008               October 25, 2008             47,538,905.23
October 25, 2008                 November 25, 2008            46,112,999.81
November 25, 2008                December 25, 2008            44,632,693.97
December 25, 2008                January 25, 2009             43,101,076.25
January 25, 2009                 February 25, 2009            41,521,372.10
February 25, 2009                March 25, 2009               39,896,935.17
March 25, 2009                   April 25, 2009               38,231,238.26
April 25, 2009                   May 25, 2009                 36,527,863.77
May 25, 2009                     June 25, 2009                34,790,493.68
June 25, 2009                    July 25, 2009                33,022,899.28
July 25, 2009                    August 25, 2009              31,228,930.33
August 25, 2009                  September 25, 2009           29,412,504.10
September 25, 2009               October 25, 2009             27,605,626.16
October 25, 2009                 November 25, 2009            25,852,732.70
November 25, 2009                December 25, 2009            24,152,637.31
December 25, 2009                January 25, 2010             22,504,177.74
January 25, 2010                 February 25, 2010            20,906,215.33
February 25, 2010                March 25, 2010               19,357,634.63
March 25, 2010                   April 25, 2010               17,857,342.94
April 25, 2010                   May 25, 2010                 16,404,269.77
May 25, 2010                     June 25, 2010                14,997,366.52
June 25, 2010                    July 25, 2010                13,635,605.94
July 25, 2010                    August 25, 2010              12,317,981.76
August 25, 2010                  September 25, 2010           11,043,508.27
September 25, 2010               October 25, 2010              9,811,219.91
October 25, 2010                 November 25, 2010             8,620,170.86
November 25, 2010                December 25, 2010             7,469,434.65
December 25, 2010                January 25, 2011              6,358,103.77
January 25, 2011                 February 25, 2011             5,285,289.33
February 25, 2011                March 25, 2011                4,250,120.61
March 25, 2011                   April 25, 2011                3,251,744.81
April 25, 2011                   May 25, 2011                  2,289,326.60
May 25, 2011                     June 25, 2011                 1,362,047.80
June 25, 2011                    July 25, 2011                   469,107.06
July 25, 2011                    August 25, 2011                       0.00